Dreyfus Premier

New York Municipal

Bond Fund

ANNUAL REPORT November 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            21   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus Premier New York Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier New York Municipal Bond Fund, covering the 12-month period from December 1, 2000 through November 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Even before the devastating terrorist attacks of September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates aggressively. After the attacks, the Fed reduced rates even further in an attempt to offset the adverse economic effects of the disruption in business activity and consumer spending. Recent events have prolonged existing economic weakness, but we believe that the U.S. may begin to see signs of economic
recovery    in    the    months    ahead.

In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment will continue to be challenging. At times like these, emotions should be set aside in favor of an objective, rational view of prevailing risks and opportunities. It is important during any time of market uncertainty to seek professional management and professional advice, both of which are cornerstones of our investment approach. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

December 14, 2001




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Premier New York Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended November 30, 2001, the fund's Class A shares achieved a total return of 8.05%, Class B shares achieved a total return of 7.50% and Class C shares achieved a total return of 7.23%.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 8.75% for the reporting period. Additionally, the fund is reported in the Lipper New York Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 7.78%.(2) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's strong overall performance during the reporting period to a generally favorable environment for municipal bonds amid a weakening economy and high levels of demand from investors seeking investment alternatives to a declining stock market. The fund's performance relative to its benchmark is primarily the result of its focus on income-oriented bonds in an environment in which total return-oriented bonds did better.

What is the fund's investment approach?

The fund seeks a high level of federal, New York state and New York city tax-exempt income as is consistent with the preservation of capital from a diversified portfolio of municipal bonds from New York issuers.

In managing the fund, we attempt to add value by selecting tax-exempt bonds in the maturity ranges that we believe are most likely to provide attractive
returns.    These    bonds   comprise   the   portfolio'  s   long-   The   Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

term core position. We augment the core position with holdings in bonds that we believe have the potential to provide both competitive yields and capital appreciation.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had already begun to weaken. In this environment, the Federal Reserve Board (the "Fed") began to take steps to stimulate renewed economic growth, reducing short-term interest rates by 0.50 percentage points each in two separate moves in January 2001. The Fed subsequently reduced short-term interest rates eight more times during the reporting period for a total reduction of 4.50 percentage points. In this declining interest-rate environment, yields of municipal bonds also fell. When bond yields fall, their prices generally rise, producing attractive levels of capital appreciation.

In addition, municipal bond prices were generally supported by supply-and-demand factors. Although the supply of new securities from New York issuers rose compared to the same period one year ago, demand for high quality, tax-exempt securities surged from New York residents seeking investment alternatives to a declining stock market, more than offsetting the modest increase in supply.

However, these positive influences were partially offset by the September 11 terrorist attacks. Adverse economic repercussions were especially severe in New York City's financial district, where many companies lost employees, offices and technological infrastructure. Investors became concerned that job losses would accelerate and tourism revenues would plunge, and the major independent credit rating agencies placed New York City on negative credit watch. Although most New York state bonds have since recovered to pre-attack price levels, tax-exempt
bonds   from   New  York  City  issuers  have  remained  relatively  depressed.

In this environment of heightened market volatility and accelerating economic deterioration, we adopted a more conservative posture even before September 11. We primarily emphasized income-oriented bonds within the 20- to 22-year maturity
range,    which    we    believed    would    be

relatively resistant to a market downturn. We typically purchased these bonds at modest premiums and favored those with protection from early redemption by their issuers. This shift to a more defensive approach proved beneficial when the market retreated from the highs achieved earlier in the year but caused performance to lag modestly when prices rose after the September 11 attacks. In addition, our yield enhancement strategies contributed positively to performance when the yield differences between short- and long-term bonds widened.

What is the fund's current strategy?

While the terrorism-related dislocations in the New York municipal bond market have had a longer lasting effect than we originally anticipated, we believe that it has stabilized. However, recovery will take time, and we urge shareholders to exercise patience.

In this uncertain environment, we continue to manage the fund conservatively, with an eye toward maintaining its income stream and high overall credit quality. While we expect to maintain a relatively defensive posture for the foreseeable future, we are looking for opportunities to lock in attractive yields if and when they become available. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

December 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier New York Municipal Bond Fund Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND ON 11/30/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND THE PERFORMANCE OF THE FUND'S CLASS A SHARES SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 11/30/01

                                                    Inception                                                        From

                                                      Date           1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                      3.16%           4.34%          6.16%
WITHOUT SALES CHARGE                                                  8.05%           5.29%          6.65%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))              1/15/93          3.50%           4.43%           --         5.75%((+)(+))
WITHOUT REDEMPTION                                   1/15/93          7.50%           4.76%           --         5.75%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))        9/11/95          6.23%           4.51%           --             4.85%
WITHOUT REDEMPTION                                   9/11/95          7.23%           4.51%           --             4.85%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
1% FOR SHARES REDEEMED WITHIN ONE YEAR
OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

November 30, 2001

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--94.6%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK--83.6%

Albany Industrial Development Agency:

  Civic Facility Revenue (Sage Colleges Project)

      5.25%, 4/1/2019                                                                         1,140,000                1,134,140

   Lease Revenue:

      (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      1,225,000                1,252,489

      (New York State Department of Health

         Building Project) 7.25%, 10/1/2010                                                   1,380,000                1,028,100

Erie County Industrial Development Agency,

  Life Care Community Revenue

   (Episcopal Church Home) 6%, 2/1/2028                                                       2,250,000                2,005,988

Erie County Tobacco Asset Securitization Corp., Tobacco

   Settlement Asset-Backed 6.50%, 7/15/2032                                                   2,000,000                2,169,060

Housing New York Corp., Local or Guaranteed Housing

   Revenue 5.50%, 11/1/2010                                                                   2,650,000                2,821,641

Huntington Housing Authority, Senior Housing

  Facility Revenue (Gurwin Jewish

   Senior Residences) 6%, 5/1/2029                                                            1,370,000                1,204,312

Metropolitan Transportation Authority:

  Commuter Facilities Revenue

      5.70%, 7/1/2017 (Insured; MBIA)                                                         5,895,000                6,296,744

   Transit Facilities Revenue:

      8.015%, 7/1/2014                                                                        2,000,000  (a,b)         2,160,860

      6%, 7/1/2016 (Insured; FSA)                                                             3,000,000                3,260,130

Newburg Industrial Development Agency, IDR
   (Bourne and Kenney Redevelopment Co.):

      5.65%, 8/1/2020 (Guaranteed; SONYMA)                                                      830,000                  844,226

      5.75%, 8/1/2032 (Guaranteed; SONYMA)                                                    1,000,000                1,023,170

New York City:

   7.725%, 8/1/2016 (Insured; MBIA)                                                           3,250,000  (a,b)         3,443,115

   6.75%, 2/1/2009                                                                            2,000,000                2,288,140

   5.25%, 8/1/2015                                                                            2,000,000                2,041,740

   6%, 8/1/2017                                                                               3,000,000                3,242,160

   6%, 5/15/2020                                                                              2,000,000                2,138,980

   6.625%, 8/1/2025                                                                           4,095,000                4,510,561

New York City Housing Development Corp., MFHR

   5.625%, 5/1/2012                                                                           1,090,000                1,138,516

New York City Industrial Development Agency:

  Civic Facility Revenue:

    Lease Revenue (College of Aeronautics Project)

         5.45%, 5/1/2018                                                                      1,000,000                  967,000


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Industrial Development Agency (continued):

  Civic Facility Revenue (continued):

    (YMCA of Greater New York Project)

         5.80%, 8/1/2016                                                                      1,000,000                1,022,240

   IDR (Laguardia Association LP Project) 6%, 11/1/2028                                       2,750,000                2,135,623

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue

   5.50%, 6/15/2023                                                                           2,000,000                2,047,340

New York City Transitional Finance Authority, Revenue

   6%, 11/15/2013                                                                             2,000,000                2,258,180

New York Counties Tobacco Trust II, Tobacco

   Settlement Pass Through 5.625%, 6/1/2035                                                   1,000,000                1,017,450

New York State Dormitory Authority, Revenues:

  (Consolidated City University System):

      5.75%, 7/1/2009 (Insured; AMBAC)                                                        3,000,000                3,320,010

      5.625%, 7/1/2016                                                                        4,000,000                4,367,320

      5.75%, 7/1/2016 (Insured; FGIC)                                                         1,000,000                1,087,050

   Health Hospital and Nursing Home:

      (Department of Health) 5.75%, 7/1/2017                                                  1,000,000                1,044,730

      (Ideal Senior Living Center Housing Corp.)

         5.90%, 8/1/2026 (Insured; MBIA; FHA)                                                 1,000,000                1,046,160

      (Lenox Hill Hospital Obligated Group)

         5.50%, 7/1/2030                                                                      1,000,000                1,001,940

      (Manhattan College) 5.50%, 7/1/2016                                                     1,085,000                1,150,935

      (Miriam Osborn Memorial Home)

         6.875%, 7/1/2019 (Insured; ACA)                                                      1,000,000                1,135,100

      (Municipal Health Facilities Improvement

         Program) 5.50%, 5/15/2024 (Insured; FSA)                                             1,000,000                1,022,030

      (North General Hospital)

         5.20%, 2/15/2015 (Insured; AMBAC)                                                    2,000,000                2,056,200

   (New York University) 5.50%, 7/1/2040
      (Insured; AMBAC)                                                                        2,500,000                2,700,025

   (State University Educational Facilities):

      5.875%, 5/15/2017                                                                       2,000,000                2,238,520

      5.50%, 5/15/2026 (Insured; FSA)                                                         5,000,000                5,126,700

New York State Environmental Facilities Corp., PCR

   (Pilgrim State Sewer Project) 6.30%, 3/15/2016                                             3,000,000                3,161,730

New York State Housing Finance Agency, Revenue:

   Health Facilities (New York City) 6%, 11/1/2007                                            4,000,000                4,353,520

   Housing Project Mortgage

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,960,000                2,083,362

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Housing Finance Agency, Revenue (continued):

  Service Contract Obligation:

      6.25%, 9/15/2010                                                                        1,080,000                1,169,878

      6.25%, 9/15/2010 (Prerefunded 9/15/2007)                                                1,920,000  (c)           2,198,304

      5.25%, 9/15/2011                                                                        1,500,000                1,577,760

      5.50%, 9/15/2018                                                                        2,000,000                2,056,780

New York State Medical Care Facilities Finance Agency,

  Hospital and Nursing Home FHA Insured Mortgage

   Revenue 6.05%, 2/15/2015                                                                   3,000,000                3,221,160

New York State Mortgage Agency, Homeownership

  Mortgage Revenue:

      6%, 4/1/2017                                                                            2,000,000                2,106,360

      5.95%, 4/1/2030                                                                         1,960,000                2,029,110

New York State Thruway Authority, Service Contract

  Revenue:

    (Highway and Bridge Trust Fund):

         5.50%, 4/1/2015 (Insured; FGIC)                                                      1,000,000                1,076,290

         5.50%, 4/1/2016 (Insured; FGIC)                                                      1,000,000                1,070,330

      (Local Highway and Bridge):

         6%, 4/1/2011                                                                         5,000,000                5,610,850

         5.75%, 4/1/2016                                                                      3,000,000                3,186,330

         5.75%, 4/1/2019                                                                      2,000,000                2,127,120

         5.25%, 4/1/2020                                                                      2,500,000                2,530,175

New York State Urban Development Corp., Revenue,

  Correctional Capital Facilities:

      6.10%, 1/1/2011                                                                         4,000,000                4,264,360

      5.375%, 1/1/2015                                                                        2,850,000                2,925,639

      5.70%, 1/1/2016                                                                         9,350,000                9,816,191

      5.50%, 1/1/2025 (Insured; MBIA)                                                         2,000,000                2,040,180

Niagara County Industrial Development Agency, SWDR

   5.55%, 11/15/2024                                                                          1,000,000                1,022,220

Niagara Frontier Transportation Authority, Airport
   Revenue (Buffalo Niagara International Airport)

   5.625%, 4/1/2029 (Insured; MBIA)                                                           2,000,000                2,059,840

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glen Arden Inc. Project) 5.625%, 1/1/2018                                                 1,000,000                  895,070

Rensselaer County Industrial Development Agency, IDR

  (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Norstar Bank)                                                        1,500,000                1,732,425

Scotia Housing Authority, Housing Revenue

   (Coburg Village Inc. Project) 6.15%, 7/1/2028                                              3,000,000                2,465,310


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Triborough Bridge and Tunnel Authority, Revenue:

   Highway and Toll 6%, 1/1/2012                                                              2,000,000                2,259,180

   Lease (Convention Center Project)

      7.25%, 1/1/2010                                                                         1,000,000                1,153,550

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          1,000,000                1,067,510

Ulster County Industrial Development Agency, Civic Facility

   Revenue (Benedictine Hospital Project) 6.40%, 6/1/2014                                       730,000                  692,733

Watervliet Housing Authority, Residential Housing

   Revenue (Beltrone Living Center Project) 6%, 6/1/2028                                      1,000,000                  883,470

Yonkers 5.50%, 9/1/2012 (Insured; FGIC)                                                       1,235,000                1,320,647

Yonkers Industrial Development Agency, Civic Facility

   Revenue (Saint Joseph's Hospital) 5.90%, 3/1/2008                                          1,700,000                1,547,680

U.S. RELATED--11.0%

Children's Trust Fund of Puerto Rico, Revenue

   6%, 7/1/2026                                                                               2,000,000                2,115,960

Guam Economic Development Authority, Tobacco

  Settlement Asset Backed:

      5.40%, 5/15/2031                                                                          800,000                  817,568

      5.50%, 5/15/2041                                                                          750,000                  762,983

Commonwealth of Puerto Rico, Public Improvement:

   5.50%, 7/1/2016 (Insured; FSA)                                                                40,000                   44,084

   8.109%, 7/1/2016 (Insured; FSA)                                                            2,800,000  (a,b)         3,371,844

Puerto Rico Electric Power Authority, Power Revenue

   5.625%, 7/1/2019 (Insured; FSA)                                                            2,000,000                2,148,560

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue:

      5.75%%, 7/1/2019 (Insured; MBIA)                                                        1,500,000                1,631,865

      6%, 7/1/2039                                                                            3,500,000                3,858,715

Puerto Rico Industrial Medical Educational and

  Environmental Pollution Control Facilities Financing

  Authority, HR (Saint Luke's Hospital Project)

   6.25%, 6/1/2010 (Prerefunded 6/1/2006)                                                     1,100,000  (c)           1,224,916

Puerto Rico Infrastructure Financing Authority,

   Special Obligation 5.50%, 10/1/2032                                                        1,500,000                1,574,610

Virgin Islands Public Finance Authority, Revenue

   5.50%, 10/1/2014                                                                           3,000,000                3,087,510

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $168,796,226)                                                                                               177,092,304

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

SHORT-TERM MUNICIPAL INVESTMENTS--3.9%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

New York City, VRDN:

  1.45% (Insured; MBIA,

      SBPA; Bank of Nova Scotia)                                                              1,000,000  (d)           1,000,000

   1.45% (LOC; Westdeutsche Landesbank)                                                       3,800,000  (d)           3,800,000

New York City Transitional Finance Authority,

  Future Tax Secured Revenue, VRDN

   1.45% (SBPA; Morgan Guaranty Trust Co.)                                                    1,000,000  (d)           1,000,000

New York State Energy Research and Development

  Authority, PCR, VRDN (Niagara Mowhawk

   Power Corp.) 1.40%                                                                         1,475,000  (d)           1,475,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $7,275,000)                                                                                                   7,275,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $176,071,226)                                                             98.5%              184,367,304

CASH AND RECEIVABLES (NET)                                                                         1.5%                2,767,346

NET ASSETS                                                                                       100.0%              187,134,650


Summary of Abbreviations

ACA                American Capital Access

AMBAC              American Municipal Bond Assurance

                        Corporation

FGIC               Financial Guaranty Insurance

                        Company

FHA                Federal Housing Administration

FSA                Financial Security Assurance

HR                 Hospital Revenue

IDR                Industrial Development Revenue

LOC                Letter of Credit

MBIA               Municipal Bond Investors Assurance

                        Insurance Corporation

MFHR               Multi-Family Housing Revenue

PCR                Pollution Control Revenue

SBPA               Standby Bond Purchase Agreement

SONYMA             State of New York Mortgage Agency

SWDR               Solid Waste Disposal Revenue

VRDN               Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              31.5

AA                               Aa                              AA                                               35.4

A                                A                               A                                                18.5

BBB                              Baa                             BBB                                               2.3

F1                               Mig1                            SP1                                               4.0

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     8.3

                                                                                                                 100.0

(A) INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 2001,
THESE SECURITIES AMOUNTED TO $8,975,819 OR 4.8% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           176,071,226   184,367,304

Interest receivable                                                   2,921,510

Receivable for shares of Beneficial Interest subscribed                 101,761

Prepaid expenses                                                         24,468

                                                                    187,415,043
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           140,775

Cash overdraft due to custodian                                          59,522

Payable for shares of Beneficial Interest redeemed                        6,789

Accrued expenses                                                         73,307

                                                                        280,393
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      187,134,650
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     178,889,754

Accumulated net realized gain (loss) on investments                     (51,182)

Accumulated net unrealized appreciation

  (depreciation) on investments--Note 4                               8,296,078
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      187,134,650

NET ASSET VALUE PER SHARE

                                                                              Class A       Class B      Class C
-----------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            149,771,503    32,484,457    4,878,690

Shares Outstanding                                                         10,116,993     2,194,609      329,524
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.80         14.80        14.81

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended November 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,944,027

EXPENSES:

Management fee--Note 3(a)                                              995,622

Shareholder servicing costs--Note 3(c)                                 553,017

Distribution fees--Note 3(b)                                           211,531

Registration fees                                                       32,793

Custodian fees                                                          21,564

Prospectus and shareholders' reports                                    20,177

Professional fees                                                        9,130

Trustees' fees and expenses--Note 3(d)                                   4,494

Loan commitment fees--Note 2                                             1,555

Miscellaneous                                                           25,500

TOTAL EXPENSES                                                       1,875,383

INVESTMENT INCOME--NET                                               8,068,644
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,180,141

Net unrealized appreciation (depreciation) on investments            4,302,921

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,483,062

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                13,551,706

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                             -----------------------------------

                                                     2001              2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,068,644         8,175,251

Net realized gain (loss) on investments         1,180,141          (666,504)

Net unrealized appreciation
   (depreciation) on investments                4,302,921         5,558,516

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   13,551,706        13,067,263
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (6,428,454)       (6,254,905)

Class B shares                                 (1,506,882)       (1,833,759)

Class C shares                                   (133,308)          (86,587)

Net realized gain on investments:

Class A shares                                         --          (815,622)

Class B shares                                         --          (312,580)

Class C shares                                         --           (15,884)

TOTAL DIVIDENDS                                (8,068,644)       (9,319,337)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 79,482,923        55,812,461

Class B shares                                 11,867,341         5,183,809

Class C shares                                  3,140,816           146,846

Dividends reinvested:

Class A shares                                  4,176,862         4,731,285

Class B shares                                    949,529         1,418,772

Class C shares                                    112,745            75,685

Cost of shares redeemed:

Class A shares                                (69,562,420)      (61,011,845)

Class B shares                                (18,245,619)      (22,482,883)

Class C shares                                   (208,677)       (1,012,379)

INCREASE (DECREASE) IN NET ASSETS

   FROM BENEFICIAL INTEREST TRANSACTIONS       11,713,500       (17,138,249)

TOTAL INCREASE (DECREASE) IN NET ASSETS        17,196,562       (13,390,323)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           169,938,088       183,328,411

END OF PERIOD                                 187,134,650       169,938,088


                                                     Year Ended November 30,
                                             -----------------------------------

                                                     2001              2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                     5,364,915         3,961,205

Shares issued for dividends reinvested            281,972           338,325

Shares redeemed                                (4,696,473)       (4,338,681)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     950,414           (39,151)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       800,561           371,189

Shares issued for dividends reinvested             64,101           101,671

Shares redeemed                                (1,226,874)       (1,612,584)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (362,212)       (1,139,724)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       211,272            10,640

Shares issued for dividends reinvested              7,600             5,413

Shares redeemed                                   (13,935)          (72,794)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     204,937           (56,741)

(A) DURING THE PERIOD ENDED NOVEMBER 30, 2001, 857,606 CLASS B SHARES REPRESENTING $12,793,172 WERE AUTOMATICALLY CONVERTED TO 857,277 CLASS A SHARES AND DURING THE PERIOD ENDED NOVEMBER 30, 2000, 679,170 CLASS B SHARES REPRESENTING $9,514,136 WERE AUTOMATICALLY CONVERTED TO 679,292 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended November 30,
                                                                --------------------------------------------------------------------

CLASS A SHARES                                                   2001          2000         1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.34         14.01        15.43          15.22         14.94

Investment Operations:

Investment income--net                                            .68           .69          .69            .69           .71

Net realized and unrealized gain
   (loss) on investments                                          .46           .42        (1.31)           .45           .35

Total from Investment Operations                                 1.14          1.11         (.62)          1.14          1.06

Distributions:

Dividends from investment income--net                            (.68)         (.69)        (.69)          (.69)         (.71)

Dividends from net realized
   gain on investments                                             --          (.09)        (.11)          (.24)         (.07)

Total Distributions                                              (.68)         (.78)        (.80)          (.93)         (.78)

Net asset value, end of period                                  14.80         14.34        14.01          15.43         15.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             8.05          8.17        (4.22)          7.74          7.31
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .92           .97          .93            .93           .92

Ratio of net investment income

   to average net assets                                         4.58          4.92         4.65           4.50          4.78

Portfolio Turnover Rate                                         23.65         19.02        35.87          34.48         74.84
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         149,772       131,482      128,995        134,432       128,811

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                         Year Ended November 30,
                                                                --------------------------------------------------------------------

CLASS B SHARES                                                   2001          2000         1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.34         14.01        15.43          15.22         14.94

Investment Operations:

Investment income--net                                            .60           .62          .61            .61           .63

Net realized and unrealized gain
   (loss) on investments                                          .46           .42        (1.31)           .45           .35

Total from Investment Operations                                 1.06          1.04         (.70)          1.06           .98

Distributions:

Dividends from investment income--net                            (.60)         (.62)        (.61)          (.61)         (.63)

Dividends from net realized
   gain on investments                                             --          (.09)        (.11)          (.24)         (.07)

Total Distributions                                              (.60)         (.71)        (.72)          (.85)         (.70)

Net asset value, end of period                                  14.80         14.34        14.01          15.43         15.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             7.50          7.62        (4.71)          7.20          6.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.42          1.48         1.44           1.44          1.44

Ratio of net investment income

   to average net assets                                         4.07          4.42         4.11           3.99          4.26

Portfolio Turnover Rate                                         23.65         19.02        35.87          34.48         74.84
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          32,484        36,669       51,792         83,437        80,142

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended November 30,
                                                                --------------------------------------------------------------------

CLASS C SHARES                                                   2001          2000         1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.35         14.02        15.43          15.23         14.95

Investment Operations:

Investment income--net                                            .57           .58          .58            .57           .60

Net realized and unrealized gain
   (loss) on investments                                          .46           .42        (1.30)           .44           .35

Total from Investment Operations                                 1.03          1.00         (.72)          1.01           .95

Distributions:

Dividends from investment income--net                            (.57)         (.58)        (.58)          (.57)         (.60)

Dividends from net realized
   gain on investments                                             --          (.09)        (.11)          (.24)         (.07)

Total Distributions                                              (.57)         (.67)        (.69)          (.81)         (.67)

Net asset value, end of period                                  14.81         14.35        14.02           15.43        15.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             7.23          7.36        (4.86)           6.87         6.50
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.67          1.74         1.66            1.62         1.69

Ratio of net investment income

   to average net assets                                         3.77          4.18         3.91            3.63         4.08

Portfolio Turnover Rate                                         23.65         19.02        35.87           34.48        74.84
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           4,879         1,787        2,542           1,588           87

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier New York Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service
are    valued    at    the    mean    between     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the  quoted  bid  prices  (as  obtained  by  the  Service  from  dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective December
1,    2001,    is    to

increase  accumulated  net  investment  income  with  an  offsetting decrease to
accumulated   unrealized   appreciation   (depreciation)   on  securities.  This
adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $106,000 available for Federal Income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2001. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of
the    Facility.    Interest    is    charged    to     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $11,085 during the period ended November 30, 2001 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended November 30, 2001, Class B and Class C shares were charged $185,032 and $26,499, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2001, Class A, Class B and Class C shares were charged $351,206, $92,516 and $8,833, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for provid ing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2001, the fund was charged $82,720 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and a fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2001, amounted to $44,675,514 and $41,581,149, respectively.

At November 30, 2001, accumulated net unrealized appreciation on investments was
$8,296,078,   consisting   of  $10,726,575  gross  unrealized  appreciation  and
$2,430,497 gross unrealized depreciation.

At November 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier New York Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier New York Municipal Bond Fund, including the statement of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier New York Municipal Bond Fund at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

December 28, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2001 as "exempt-interest dividends" (not subject to regular Federal income tax and, for individuals who are New York residents, New York State and New York City personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gain distributions paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier New York Municipal

                        Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        15 Broad Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9263

Boston, MA 02205-8501

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  021AR1101